Exhibit 10.10

[United American Corporation LOGO]                          [teliPhone(TM) LOGO]
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CASH ADVANCE AGREEMENT BETWEEN RELATED COMPANIES 3894517 CANADA INC. AND
TELIPHONE INC. MADE AND ENTERED INTO IN THE CITY OF MONTREAL, PROVINCE OF QUEBEC, CANADA WITH AN EFFECTIVE DATE OF AUGUST 27, 2004.

BY AND BETWEEN:                  TELIPHONE INC., a body politic and corporate,
                                 duly incorporated according to law, having a place of business at 1080 Beaver Hall, suite
                                 1555, Montreal, Quebec, H2Z 1S8 herein
                                 represented by George Metrakos, President, duly authorized as he so declares,

                                 hereinafter referred to as "TELIPHONE"

AND: 3894517 CANADA INC. a body politic and corporate, duly incorporated according to law, having a place of business at 1080 Beaver Hall, suite 1555, Montreal, Quebec, H2Z 1S8 herein represented by Simon Lamarche, President, duly authorized as he so declares, hereinafter referred to as "3894517"

AND: OSK CAPITAL II CORP. a body politic and corporate, duly incorporated according to law, having a place of business at 1080 Beaver Hall, suite 1555, Montreal, Quebec, H2Z 1S8 herein represented by George Metrakos, President and CEO, duly authorized as he so declares, hereinafter referred to as "OSK"

AND: UNITED AMERICAN CORP. a body politic and corporate, duly incorporated according to law, having a place of business at 1080 Beaver Hall, suite 1555, Montreal, Quebec, H2Z 1S8 herein represented by Simon Lamarche, President and CEO, duly authorized as he so declares, hereinafter referred to as "UAC"

WHEREFORE THE PARTIES HERETO HAVE AGREED AS FOLLOWS:

      1. During the course of start-up and growth stages of TELIPHONE, 3894517 will advance funcqds on an as needed basis in order for TELIPHONE to fund its operations.

      2. These funds will be advanced on the basis of 0% interest without term.

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                                 Teliphone Inc.
                          1080 Beaver Hall, suite 1555
                        Montreal, Quebec, Canada H2Z 1S8
                          (514) 313-6000, 877 TELIPHONE
                       www.teliphone.ca info@teliphone.ca


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[United American Corporation LOGO]                          [teliPhone(TM) LOGO]
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      3.    These funds will be re-paid in the form of Restricted Shares of the
            Capital Stock of TELIPHONE's parent company, OSK with the following conditions:

            a.    OSK is listed and trading on a North American stock exchange

            b. The price of conversion of the capital stock will be at the equivalent of the last 22 day average trading price based on the date of issuance of the OSK common stock certificate

            c.    The OSK common stock will be issued to UAC

            d. The decision as to the date of issuance of the common stock will be made by the Board of Directors of OSK

WHEREFORE THE PARTIES HERETO HAVE SIGNED WITH DATE EFFECTIVE ON THE DATE AND PLACE FIRST MENTIONED HEREINABOVE.


TELIPHONE INC                           OSK CAPITAL II CORP.

per:                                    per:

/s/ George Metrakos                     /s/ George Metrakos
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George Metrakos, President              George Metrakos, President & CEO

November 28, 2006                       November 28, 2006
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Date                                    Date


3894517 CANADA INC.                     UNITED AMERICAN CORP.

per:                                    per:

/s/ Simon Lamarche                      /s/ Simon Lamarche
-------------------------------------   ----------------------------------------
Simon Lamarche, President               Simon Lamarche, President & CEO

November 28, 2006                       November 28, 2006
----------------------------            --------------------------------
Date                                    Date

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                                 Teliphone Inc.
                          1080 Beaver Hall, suite 1555
                        Montreal, Quebec, Canada H2Z 1S8
                          (514) 313-6000, 877 TELIPHONE
                       www.teliphone.ca info@teliphone.ca


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